                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 23, 2002


                              CAMBRIDGE HEART, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                   DELAWARE                               000-20991                          13-3679946
(STATE OR OTHER JURISDICTION OF INCORPORATION)     (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NO.)


                                1 OAK PARK DRIVE
                          BEDFORD, MASSACHUSETTS 01730
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (781) 271-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

         On August 23, 2002, Cambridge Heart, Inc. issued a press release announcing that it has received a notice from Nasdaq indicating that the Company fails to comply with the $1.00 per share minimum bid price requirement for continued inclusion in the National Market System, and therefore it has been provided with 90 calendar days, or until November 18, 2002, to regain compliance. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.          ITEM
-----------          ----
99.1                 Press release, dated August 23, 2002.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CAMBRIDGE HEART, INC.
                              (Registrant)


Date: August 26, 2002    By: /s/ Robert B. Palardy
                             --------------------------------------------------
                             Name:  Robert B. Palardy
                             Title: Chief Financial Officer and
                                     Vice President, Finance and Administration


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                                  EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION
-----------          -----------
99.1                 Press release, dated August 23, 2002.